                                  EXHIBIT 10.3

                                 LEASE AGREEMENT

                         666 Eleventh Street Associates

                                   "Landlord"

                                       and

                              Netivation.com, Inc.

                                    "Tenant"

                             666 11TH STREET, N. W.
                                Washington, D.C.

                                TABLE OF CONTENTS


    PARAGRAPH                                                                                                  PAGE
    ---------                                                                                                  ----
BASIC LEASE PROVISIONS..........................................................................................iii

1.      THE PREMISES..............................................................................................1

2.      TERM......................................................................................................1

3.      RENT......................................................................................................2
        (a)   Base Rent...........................................................................................2
        (b)   Increase in Base Rent...............................................................................2
        (c)   Increase in Real Estate Taxes.......................................................................2
        (d)   Increase in Operating Expenses......................................................................3
        (e)   Payment of Increases in Real Estate Taxes and Operating Expenses....................................4
        (f)   Partial Year........................................................................................4
        (g)   Examination.........................................................................................4
        (h)   Survival............................................................................................4
        (i)   Demand; Time........................................................................................5

4.      USE OF PREMISES...........................................................................................5

5.      ASSIGNMENT AND SUBLETTING.................................................................................5

6.      MAINTENANCE BY TENANT.....................................................................................6

7.      TENANT ALTERATIONS........................................................................................6

8.      SIGNS; FURNISHINGS........................................................................................7
        (a)   Signs...............................................................................................7
        (b)   Furnishings.........................................................................................7

9.      TENANT'S EQUIPMENT........................................................................................7

10.     INSPECTION................................................................................................8

11.     INSURANCE; INDEMNITY......................................................................................8
        (a)   Property Insurance..................................................................................8
        (b)   Waiver of Subrogation...............................................................................8
        (c)   Insurance Rating....................................................................................8
        (d)   Liability Insurance.................................................................................8
        (e)   Indemnity...........................................................................................8

12.     SERVICES AND UTILITIES....................................................................................9

13.     LIABILITY OF LANDLORD.....................................................................................9
        (a)   No Liability........................................................................................9
        (b)   Limitation of Liability.............................................................................9
        (c)   Force Majeure......................................................................................10

14.     RULES AND REGULATIONS....................................................................................10


15.     DAMAGE; CONDEMNATION.....................................................................................10
        (a)   Damage to the Premises.............................................................................10
        (b)   Condemnation.......................................................................................10

16.     DEFAULT OF TENANT........................................................................................11
        (a)   Events of Default..................................................................................11
        (b)   Waiver.............................................................................................11
        (c)   Right of Landlord to Cure Tenant's Default.........................................................12
        (d)   Late Payment.......................................................................................12
        (e)   Lien on Personal Property..........................................................................12

17.     SUBORDINATION............................................................................................12

18.     LENDER REQUIREMENTS......................................................................................13

19.     FINANCIAL INFORMATION....................................................................................13

20.     POSSESSION; HOLDING OVER.................................................................................13
        (a)   Possession.........................................................................................13
        (b)   Holding Over.......................................................................................13

21.     INTENTIONALLY OMITTED....................................................................................14

22.     COVENANTS OF LANDLORD....................................................................................14
        (a)   Quiet Enjoyment....................................................................................14
        (b)   Reservation........................................................................................14

23.     HAZARDOUS MATERIAL; INDEMNITY............................................................................14

24.     MISCELLANEOUS............................................................................................15
        (a)   No Representation by Landlord......................................................................15
        (b)   No Partnership.....................................................................................15
        (c)   Brokers............................................................................................15
        (d)   Estoppel Certificate...............................................................................15
        (e)   Waiver of Jury Trial...............................................................................15
        (f)   Notices............................................................................................15
        (g)   Invalidity of Particular Provisions................................................................16
        (h)   Gender and Number..................................................................................16
        (i)   Benefit and Burden.................................................................................16
        (j)   Entire Agreement...................................................................................16
        (k)   Authority..........................................................................................16
        (l)   Transfer of Landlord's Interest....................................................................16
        (m)   Intentionally Omitted..............................................................................16
        (n)   Attorney's Fees....................................................................................16
        (o)   Surrender..........................................................................................16
        (p)   Time of the Essence................................................................................16
        (q)   Governing Law......................................................................................17
        (r)   Examination of Lease...............................................................................17

25.     Automobile Parking.......................................................................................17
        (A)   Parking Areas......................................................................................17
        (B)   Tenant's Parking Contracts.........................................................................17
        (C)   Termination of Parking Rights......................................................................17

26.     Expansion Space..........................................................................................17


27.     Right of  Offering.......................................................................................18

28.     Satellite................................................................................................18

29.     Cancellation by Tenant...................................................................................19



EXHIBITS

         EXHIBIT A:  The Premises
         EXHIBIT B:  Landlord's Work in the Premises
         EXHIBIT C:  Rules and Regulations



                             BASIC LEASE PROVISIONS
                             ----------------------
                                     of the
                     OFFICE LEASE FOR 666 11TH STREET, N.W.
                                     between
                  666 Eleventh Street Associates, as Landlord,
                      and Netivation.com, Inc., as Tenant.

The following basic terms of the Lease (the "Basic Lease Provisions") between Landlord and Tenant are an integral part of and are hereby incorporated by reference into the Lease:

          A.   The "Building": 666 11th Street, N.W. Washington, D.C., 20001

          B. The "Premises": (1) The Suite Numbers of the Premises and the floor of the Building in which the Premises are located are as follows:

                                   Suite Number 1100, Eleventh (11th) Floor.

                               (2) The space within the Premises is further
               described in the Lease, including the floor plan attached hereto as Exhibit A and made a part hereof, and consisting of the following approximate number of rentable square feet: 9,185 consisting of the entire eleventh floor.

          C. The "Term": The Term of this Lease shall be Five (5) years and Zero (0) months, beginning November 15, 1999 or upon the date of Substantial Completion of the tenant improvements in the Premises, whichever shall last occur, (the "Commencement Date") and ending on the last day of the sixtieth (60th) full calendar month thereafter, (the "Expiration Date").

          D.   The "Base Rent": (1) Annual Base Rent: $225,032.52

                                (2) Monthly Installments of Base Rent:
                                    $18,752.71

          E.   Tenant's "Proportionate Share"
               of:              (1) Real Estate Taxes: 9.185%
                                (2) Operating Expenses: 9.185%

          F.   The security
               deposit:         $18,752.71

          G.   Broker(s): Tenant's Broker is Julien J. Studley, Inc.

          H.   Addresses for
               Notice and
               Payments:      (1)     Landlord:
                                      666 11th Street Associates
                                      666 11th Street, N.W.
                                      Suite 650
                                      Washington, DC 20001

                               (2)    Tenant:

                                      Netivation.com, Inc.
                                      Attn: ________________
                                      666 11th Street, N.W.
                                      Suite 1100
                                      Washington D.C. 20001

                               (3)    Checks Payable to:

                                      666 11th Street Associates

                                      Mail Payments to:

                                      Eleventh Street Associates
                                      666 11th Street, NW
                                      Suite 650
                                      Washington, DC  20001

          I.   Base Real Estate
               Taxes:                 Base Year 2000

          J.   Base Operating
               Expenses:              Base Year 2000

          K.   Land:                  The land upon which the Building is
                                      located which is known for assessment and
                                      taxation purposes as Lot _______ in Square
                                      _________.

APPROVED BY LANDLORD:                 APPROVED BY TENANT:
---------------------                 ------------------

666 11th Street Associates                        Netivation.com, Inc.


By:                                               By:
   -------------------------------                   ---------------------------

                                  OFFICE LEASE

         THIS AGREEMENT OF LEASE (this "Lease") is made this___________ day of September, 1999, by and between 666 11TH STREET ASSOCIATES, ("Landlord") and Netivation.com, Inc. ("Tenant").

         WHEREAS Landlord is the owner of the Building identified in Item A of the Basic Lease Provisions.

         NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below.

         1.       THE PREMISES.

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the term and upon the terms, conditions, covenants and agreements hereinafter provided, the Premises. The Premises consist of space which: (i) is located on the floor or floors of the Building as is specified in Item B(1) of the Basic Lease Provisions, (ii) is located in one or more areas or parts of each such floor, and (iii) is bounded by the proposed or existing demising walls therefor, the approximate locations of such demising walls and space being marked in color or crosshatched and shown on the diagram(s) of the floor plan for each such floor, such diagram(s) being attached to this Lease as Exhibit A. The Premises is to be known and called by the Suite Number or Numbers specified in Item B(1) of the Basic Lease Provisions. The approximate number of rentable square feet contained in the Premises, as determined by Landlord in accordance with the 1989 Washington Board of Realtors Method of Measurement, for identification purposes only, is specified in Item B(2) of the Basic Lease Provisions (the "Rentable Area"). The lease of the Premises includes the right, together with other tenants of the Building and members of the public, to use the common public areas of the Building, but includes no other rights not specifically set forth herein. Landlord and Tenant shall in due diligence and in good faith agree on mutually acceptable alterations, decorations, additions, or improvements to the Premises, which, upon agreement by both the Landlord and Tenant shall be attached hereto as Exhibit B and thereby become a part hereof. Landlord shall finish the Premises as set forth in Exhibit B attached hereto and made a part hereof. It is understood and agreed that Landlord will not make, and is under no obligation to make, any alterations, decorations, additions or improvements in or to the Premises, structural or otherwise, except as set forth in Exhibit B. Landlord agrees to deliver possession of the Premises to Tenant and Tenant agrees to accept the same from Landlord, upon written notice from Landlord to Tenant, that Landlord's work in the Premises described in Exhibit B has been substantially completed. This Lease shall not become effective pursuant to the terms hereof unless and until Landlord and Tenant have agreed upon Exhibit B.

         2.       TERM.

                  (A) The Term of this Lease shall be for the period of years and months as specified in Item C of the Basic Lease Provisions. If, pursuant to Paragraph 20(a) of this Lease, the Term begins on a date other than the Commencement Date, then Landlord shall advise Tenant in writing of such date and thereafter the revised Commencement Date shall be such date and the revised Expiration Date shall be such date which is specified in such written notice and is that same number of days after the revised Commencement Date as it was after the original Commencement Date. If, on or prior to the Commencement Date, Landlord fails to deliver possession of the Premises for any cause or reason beyond the reasonable control of Landlord, then the Term shall not commence on the Commencement Date, but shall commence on the date fixed by Landlord in the notice to Tenant, which notice shall state the revised Commencement Date and the revised Expiration Date of the Term hereof. Neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by such failure to deliver possession, and Tenant shall have no claim against Landlord because of Landlord's failure to deliver possession of the Premises on the date originally fixed therefor.

                  (B) Provided Tenant is not in default hereunder, then and only in such event, Tenant shall have the right and option, by giving notice as set forth below, to extend and renew the term of this Lease for one (1) additional term of five (5) years (hereinafter the "Option to Renew") beginning on the day immediately following expiration of the initial term hereof (the "Renewal Term") and upon the same terms and conditions of the original term of this Lease [excluding basic annual rent which shall be at 95% of the prevailing market rate for comparable space in effect as of the commencement of the Renewal Term, as determined by the parties in good faith taking into consideration additional rent to be paid by Tenant during the Renewal Term and tenant concessions being given to similar tenants in similarly situated office buildings]. If Tenant desires to exercise the Option to Renew, Tenant shall give Landlord written notice thereof at least nine (9) months prior to the commencement of the Renewal Term. In the event of any earlier termination of this Lease, or if Tenant shall fail to timely exercise the aforesaid
Option to Renew then and in such event, all rights of Tenant to the Renewal
Term shall be of no further force or effect. The Base Annual Rent for the Renewal Term shall be agreed upon by the parties no later than eight (8) months prior to the expiration of the initial term. In the event the parties are unable to agree upon the Base Annual Rent for the renewal term, within the time period provided hereinabove, the prevailing market rate shall be determined by a board of three (3) licensed real estate brokers, one of whom shall be named by Landlord, one by Tenant, and the third selected by the two
(2) brokers selected by the Landlord and the Tenant. All of said brokers shall be licensed real estate brokers in the District of Columbia specializing in commercial leasing in the Central Business District of the District of Columbia having not less than ten (10) years experience and recognized as ethical and reputable within their industry. The parties agree to select their respective designated brokers within ten (10) days after written request from the other party. The third broker shall be selected within fifteen (15) days after both of the first two (2) brokers have been selected. Within fifteen (15) days after the third broker has been selected all of the brokers shall meet to attempt to agree upon the prevailing market rate. If they are unable to reach agreement, each broker, shall within said fifteen (15) day period, submit in writing the prevailing market rate it deems appropriate and the prevailing market rate shall be the amount which is the mean between the two (2) closest amounts determined by two (2) of the brokers. Each of the parties shall pay for the costs of the services of the broker selected by it and the costs of the third broker shall be divided equally between the Landlord and Tenant. It is understood and agreed by the parties that the determination of the brokers shall be final and binding upon the parties. The parties shall execute an addendum to the Lease to recognize the rent so determined and to confirm the extended term and the terms and conditions of said extended term.

         3.       RENT.

         Tenant shall pay as rent for the Premises the following amounts (each of which shall be considered rent and all of which are, unless the context requires otherwise, collectively referred to herein as "rent"):

         (a) BASE RENT. The annual sum as specified in Item D(1) of the Basic Lease Provisions, payable in equal monthly installments, in advance, as specified in Item D(2) of the Basic Lease Provisions, the first payment to be made upon signing of this Lease by Tenant (which amount shall be prorated in accordance with Section 20), and the second and subsequent monthly payments to be made on the first day of each and every calendar month (beginning with the second month) during the Term. The aforesaid payments of rent are to be sent as specified in Item H(3) of the Basic Lease Provisions or at such other place as Landlord may from time to time direct in writing to Tenant.

         Landlord and Tenant agree that the monthly installments of Base Rent will be allocated, for purposes of Section 467 of the Internal Revenue Code, in the same manner as they are payable under this Lease.

         (b) INCREASE IN BASE RENT. On the (1st) anniversary of the "Commencement Date" and each anniversary of such date thereafter Tenant shall be required to pay a 4% annual increase in Base Rent.

         (c)      INCREASE IN REAL ESTATE TAXES.

                  (1) The TERM "Real Estate Taxes" shall mean the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building and the Land; together with any tax in the nature of a real estate tax, an ad valorem tax on rent or any tax on income if imposed in lieu of real estate taxes and assessments; and any taxes and assessments which may hereafter be substituted for real estate taxes together with all reasonable costs and expenses paid or incurred by Landlord in contesting the validity or amount thereof, which reasonable costs and expenses shall be duly evidenced by the Landlord. In the event that the method currently used by the District of Columbia taxing authority for the computation of the assessed market value of the Building and/or the Land is discontinued or revised, the determination of the increase in Real Estate
Taxes shall thereafter be made according to a format and procedure which most nearly approximates the method currently in use. In the event that any business tax, rental tax or other taxes which are now or hereafter levied upon (i) Tenant's use or occupancy of the Premises, (ii) Tenant's leasehold improvements, (iii) Tenant's business at the Premises, or (iv) Landlord by virtue of Tenant's occupancy of the Premises, are enacted, changed or altered so that any of such taxes are levied against Landlord, or in the event that the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, any and all such taxes shall be a part of the increase in Real Estate Taxes and Tenant shall pay its Proportionate Share of the full amount of all such taxes to Landlord. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this Paragraph provided, however, that in the event that Tenant shall have paid any amount of additional rent pursuant to Paragraph 3(c) and Landlord shall thereafter receive a refund of any portion of the Real Estate Taxes on which such payment was based, Landlord shall pay to Tenant its Proportionate Share of such refund. Landlord shall have no obligation to contest, object or litigate the levying or imposition of the Real Estate Taxes and may settle, compromise, consent to, waive, or otherwise determine in its discretion the Real Estate Taxes without consent or approval of Tenant.

                  (2) Tenant shall pay to Landlord its Proportionate Share of Real Estate Tax Increases as specified in Item E(1) of the Basic Lease Provisions (being the stipulated proportion which the Rentable Area of the Premises bears to the total rentable area of the Building) of the increases (including special assessments, if any, and any other taxes now or hereafter imposed which are in the nature of or in substitution for Real Estate Taxes) levied on the Building and the Land on which the Building is situated, that exceed the "Base Real Estate Taxes". For purposes hereof, the Base Real Estate Taxes are as stipulated in Item I of the Basic Lease Provisions.

         (d)      INCREASE IN OPERATING EXPENSES.

                  (1) The term "Operating Expenses" shall mean all expenses, costs and disbursements (but not replacement of capital investment items or specific costs billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, maintenance, repair and operation of the Building (which costs and expenses shall be duly evidenced by the Landlord), including but not limited to, the following:

                        (i) Cost of wages and salaries of all employees engaged in the operation and maintenance of the Building, including taxes, insurance and benefits.

                        (ii) Cost of all supplies and materials used in operation, maintenance and repair of the Building.

                        (iii) Cost of all utilities (including surcharges) including but not limited to water, sewer, electricity, heating, lighting, air conditioning and ventilating for the Building, but excluding electricity separately paid for by individual tenants.

                        (iv) Cost of all maintenance and service agreements for the Building and the equipment used therein, including but not limited to, access control and energy management services, security, window cleaning, elevator maintenance and janitorial service.

                        (v) Cost of insurance relating to the Building, including but not limited to the cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith.

                        (vi) Cost of repairs and general maintenance (excluding repairs and general maintenance paid for by the proceeds of insurance, or by Tenant or third parties, and alterations attributable solely to particular tenant spaces within the Building).

                        (vii) Cost of the property management services to the Building.

                        (viii) Costs of any additional services not provided to the Building at the Commencement Date but thereafter provided by Landlord in the prudent management of the Building.

                        (ix)    Cost of audit and accounting services.

                        (x) Cost of any capital improvements made to the Building after the Commencement Date that, in Landlord's reasonable judgement, reduce Operating Expenses or are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance accruing at the rate per annum of two percent (2%) above the "prime rate" then in effect at The Riggs National Bank of Washington, D.C. or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing said capital improvements.

                  (2) Tenant shall pay to Landlord its Proportionate Share of Operating Expense Increases (being the stipulated proportion which the Rentable Area of the Premises bears to the total rentable office area of the Building) of the increases, if any, that exceed the Base Operating Expenses. For purposes hereof, the Base Operating Expenses are as stipulated in Item J of the Basic Lease Provisions.

         (e) PAYMENT OF INCREASES IN REAL ESTATE TAXES AND OPERATING EXPENSES. For each calendar year, Landlord shall notify Tenant of Landlord's best estimate of Tenant's Proportionate Share of Real Estate Taxes above Base Real Estate Taxes and Tenant's Proportionate Share of Operating Expenses above Base Operating Expenses (collectively "Tenant's Proportion") for such calendar year and Tenant shall be obligated to pay Landlord, in addition to and along with each monthly installment of Base Rent due during such calendar year, one twelfth (1/12th) of such estimated amount. Tenant's payments of such estimated amount shall be treated by Landlord as a credit against the actual amount of Tenant's Proportion required to be paid by Tenant pursuant to Paragraph 3(c) &
(d) hereof. Notwithstanding the above, for the period between the Commencement Date and December 31 of the year in which the Commencement Date occurred, Tenant's Proportion shall not be estimated in advance and paid monthly but instead shall be collected in the same manner as is set forth in the balance of this subsection. Within approximately ninety (90) days following the end of each calendar year, or as soon thereafter as the relevant information is available and complete, Landlord shall determine and notify Tenant of (i) the actual amount of Tenant's Proportion for the immediately preceding calendar year and
(ii) the difference between such actual amount of Tenant's Proportion and the amount already paid by Tenant in respect thereof based upon Landlord's estimate of Tenant's Proportion, such excess shall be applied against the next installment of estimated Tenant's Proportion. If Tenant's total payments of such estimated Tenant's Proportion are less than the actual amount of Tenant's Proportion for such calendar year, then Tenant shall pay Landlord the difference within thirty (30) days of Tenant's receipt of a bill therefor. Notwithstanding the expiration of the term of this Lease, Tenant shall owe additional rent to Landlord for those months Tenant occupied the Premises in the calendar year in which this Lease shall expire. Any overpayment by Tenant computed in accordance with the terms of this Lease at the end of a calendar year shall be promptly returned to Tenant, and any underpayment shall be paid within thirty (30) days of a bill therefor. Neither notice to Tenant of Tenant's Proportion, nor collection by Landlord of such amount, shall be conclusive upon Landlord in the event the amount so stated and/or paid inaccurately reflects the Operating Expenses or Real Estate Taxes.

         (f) PARTIAL YEAR. Should this Lease commence or terminate at any time other than the last day of a calendar year, the amounts due as additional rent pursuant to Paragraph 3(e) for the commencement or termination year only shall be prorated by the following fraction:

                                DAYS UNDER LEASE
                                       365

         (g) EXAMINATION. Tenant, at its expense, shall have the right during Landlord's business hours to examine Landlord's books and records relating to the Operating Expenses and Real Estate Taxes of the Building for the prior calendar year; however, such examination shall not waive Tenant's obligation to pay such additional rent.

         (h) SURVIVAL. Tenant's obligation to pay the amounts due as additional rent pursuant to Paragraph 3(e) during the Term shall survive any expiration or termination of this Lease by lapse of time or otherwise.

         (i) DEMAND; TIME. All sums payable by Tenant hereunder, including but not limited to each of the foregoing amounts of rent, shall be paid to Landlord without demand and without deduction, set-off or counterclaim (unless specifically authorized in this Lease) on the first day of every month during the Term. If Landlord or Tenant shall at any time or times accept rent or other sums after it shall become due and payable, or accept less than the full amount due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Landlord's or Tenant's rights hereunder.

         4        USE OF PREMISES.

         (a) Tenant shall use and occupy the Premises solely for general office purposes and only in accordance with the uses permitted under applicable zoning and other municipal regulations. Without the prior written consent of Landlord, the Premises shall not be used for any other purpose, or for any purpose that will constitute a nuisance or unreasonable annoyance to Landlord or other tenants of the Building and shall comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the jurisdiction in which the Building is located, and any other public or quasi-public authority having jurisdiction over the Premises. It is expressly understood that if any law, ordinance, regulation or order requires an occupancy permit for the Premises, Tenant shall obtain such permit at Tenant's own expense.

         (b) If at any time during the Term of this Lease Tenant adopts a policy prohibiting Tenant, its employees, agents or invitees from smoking within the Premises except in designated smoking areas, Tenant shall, if permitted by law, establish a designated area within the Premises where Tenant shall permit smoking. Tenant shall establish such designated area at Tenant's sole expense in accordance with Article 7 of this Lease. Such designated area shall include, among other things, adequate area, ventilation and fire safety equipment.

         5.       ASSIGNMENT AND SUBLETTING.

         (a) Tenant shall not assign, transfer, mortgage, or otherwise encumber this Lease or sublet or rent (or permit occupancy or use by others of) the Premises, or any part thereof, without obtaining the prior written consent of Landlord, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord. Tenant shall give Landlord written notice of Tenant's desire to assign, sublet or mortgage the Premises, and Tenant shall pay Landlord the sum of Three Hundred Dollars ($300.00) to process each such request. Within thirty (30) days following such request, Landlord shall either consent to such request on such terms and conditions as Landlord may require, or reject such request. As to any proposed subletting, Landlord agrees that its consent to any such request shall not be unreasonably withheld, conditioned or delayed. In the event Tenant desires to sublet or assign all or a portion of the Premises for the balance of the Term, Landlord shall have the option to terminate this Lease as to that portion of the Premises, effective as of the date of Tenant's intention to sublet or assign or on a date to be agreed upon by Landlord and Tenant, or to consent to such subletting or assignment and require that Tenant pay Landlord as additional rent the difference between Base Rent payable by Tenant and the rent charged by Tenant to such subtenant. Any attempted assignment or subletting made without Landlord's consent shall, at the option of Landlord, terminate this Lease provided that Tenant shall remain liable for all rent due hereunder and all damages suffered by Landlord on account of Tenant's breach. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation other than a payment obligation to the extent such payment has been made by the assignee, subtenant or occupant) under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. As to any assignment or subletting consented to by Landlord hereunder, to the extent there is any net profit received by Tenant from such subletting or assignment (i.e. to the extent the consideration received by Tenant for such assignment or subletting exceeds the rent due hereunder and Tenant's out of pocket costs associated with such assignment or subletting), such net profit shall be shared equally by Landlord and Tenant.

         (b) In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding on the new owner. Tenant agrees to attorn to such new owner in writing if requested by Landlord to do so.

         6.       MAINTENANCE BY TENANT.

         Tenant shall keep the Premises and fixtures and equipment therein in clean, safe and sanitary condition, shall take good care thereof, shall suffer no waste or injury thereto, and shall, at the expiration or other termination of the Term, surrender the same, broom clean, in the same order and condition in which they are when Landlord completes the improvements pursuant to Exhibit B, ordinary wear and tear excepted. Landlord, at its cost, shall provide and install all original tubes or bulbs in building standard fixtures within the Premises necessary to provide required lighting and all standard replacement tubes or bulbs for such lighting; all other bulbs, tubes and lighting fixtures for the Premises shall be provided and installed by Tenant at Tenant's cost and expense.

         7.       TENANT ALTERATIONS.

         (a) ALTERATIONS. The original improvement of the Premises by Landlord for Tenant shall be in accordance with Exhibit B. Tenant shall not make or permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise, in or to the Premises or the Building, without the prior written consent of Landlord. All such alterations, decorations, additions or improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Underwriters' Association of the local area and conform to all requirements of the Federal, state and local governments. When granting its consent, Landlord may impose any reasonable conditions it deems appropriate, including, without limitation, the approval of plans and specifications and obtaining of specified insurance. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' and materialmens' liens upon the Land and Building of which the Premises are a part, for all work, labor and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to be involved in such work. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Premises, the Building and/or the Land, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. It is understood and agreed by Landlord and Tenant that any alterations, decorations, additions or improvements shall be constructed on behalf of Tenant and that in the event Landlord gives its written consent to Tenant's making any such alterations, decorations, additions or improvements, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the Premises, the Building or the Land to any mechanic's or materialmen's liens which may be filed in respect to any such work done by or on behalf of Tenant.

         (b) All alterations, decorations, additions or improvements, including wall-to-wall carpet, upon the Premises (whether with or without the prior written consent of Landlord) shall, at the election of Landlord, remain upon the Premises, and become the property of Landlord and be surrendered with the Premises at the Expiration Date or sooner termination of this Lease without disturbance, molestation or injury. Should Landlord elect that alterations, decorations, additions or improvements made by Tenant upon the Premises including telephone or computer cabling, conduit or wiring be removed at the Expiration Date or sooner termination of this Lease or upon expiration or termination of any renewal period, Tenant hereby agrees to cause same to be removed at Tenant's sole cost and expense. Should Tenant fail to remove the same, Landlord may cause same to be removed at Tenant's expense and Tenant hereby agrees to reimburse Landlord for the cost of such removal together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same.

         (c) INDEMNIFICATION. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which arise directly or indirectly by reason of the making of any such alterations, decorations, additions or improvements. If any such alterations, decorations, additions or improvements, structural or otherwise, are made by Tenant without the prior written consent of Landlord, Landlord shall have the right to remove same and Tenant shall be liable for any and all expenses incurred by Landlord in said removal and subsequent restoration of the Premises to the original condition. All alterations, decorations, additions or improvements in or to the Premises or the Building made or completed by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the Expiration Date or sooner termination of the Term without disturbance, molestation or injury; provided, however, that if Tenant is not in default in the performance of any of its obligations under this Lease, Tenant shall have the right to remove, prior to the Expiration Date or sooner termination of the Term, all movable furniture, furnishings, or equipment installed in the Premises at the expense of Tenant. If such property of Tenant is not removed by Tenant prior to the Expiration Date or sooner termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof.

         8.       SIGNS; FURNISHINGS.

         (a) SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Building except on the directories and doors of offices, and then only in such place and in such number, size, color and style as is approved by Landlord and provided by Landlord at Tenant's cost and expense. If any such sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in such removal. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality building for offices or for financial, legal, insurance and other institutions of like nature. Upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

         (b) FURNISHINGS. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures, which shall, if considered necessary by Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the Premises or the Building caused by moving the property of Tenant into, in or out of the Premises, or due to the same being on the Premises, shall be repaired by, and at the sole cost of, Tenant. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord, and all such furniture, equipment, and other bulky matter shall be delivered through the designated delivery entrance of the Building. All moving of furniture, equipment and other materials shall be under the supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant agrees promptly to remove from any sidewalk, driveway or alley adjacent to the Building any of Tenant's furniture, equipment or other material there delivered or deposited.

         9.       TENANT'S EQUIPMENT.

         Tenant shall not install or operate in the Premises any electrically operated equipment or other machinery, other than standard electric typewriters, personal computers, adding machines, radios, televisions, clocks, facsimile machines, copying machines, and other similar standard office equipment in modern offices without first obtaining the prior written consent of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of utilities as determined in the reasonable discretion of Landlord and for the cost of separate metering or additional wiring as may be occasioned by the operation of said equipment or machinery. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may necessitate any change, replacement or addition to the water, heating, plumbing, air-conditioning, or electrical systems of the Premises or the Building without first obtaining the written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Landlord reserves the right to separately meter (at its own expense) any utility consumption in the Premises. Any machines or equipment installed by or on behalf of Tenant shall be maintained by Tenant at Tenant's sole expense.

         10.      INSPECTION.

         Tenant shall permit Landlord, or its agents or other designees, to enter the Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect, exhibit, and protect the Premises and the Building and to make such alterations and/or repairs as in the sole judgment of Landlord may be deemed necessary, and to show the Premises to prospective purchasers, lenders, and tenants.

         11.      INSURANCE; INDEMNITY.

         (a) PROPERTY INSURANCE. Throughout the Term of this Lease Landlord shall keep the Building insured under a standard fire insurance policy with extended coverage endorsement, or in lieu thereof, insure the Building against loss or damage as a self-insurer.

         Tenant shall maintain insurance on the value of Tenant's personal property located within the Premises, including without limitation alterations and decorations installed by Tenant in the Premises.

         (b) WAIVER OF SUBROGATION. Tenant and Landlord each releases and relieves the other and waives its entire right of recovery against the other for loss or damage arising out of or incident to the perils of fire, explosion, or any other perils described in the "extended coverage" insurance endorsement approved for use in the jurisdiction in which the Building is located, which occurs in, on, or about the Premises, whether due to the negligence of either party, their agents, employees, invitees, or otherwise. Neither party, not its officers, directors, employees, agents or invitees, nor, in the case of Tenant, its subtenants, shall be liable to the other for loss or damage caused by any risk covered by the insurance required by this Article 11. If the foregoing release shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other's insurer.

         (c) INSURANCE RATING. Tenant shall not conduct or permit to be conducted by its employees, agents, guests or invitees any activity or place any equipment in or about the Premises or the Building that will in any way increase the cost of fire insurance or other insurance on the Building. If any increase in the cost of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau, if any, to be due to any activity or equipment of Tenant in or about the Premises or the Building, such statement shall be conclusive evidence that the increase in such cost is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon written demand from Landlord and any such sum shall be considered additional rent payable hereunder. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and the Building.

         (d) LIABILITY INSURANCE. Tenant shall carry public liability insurance with a carrier licensed to do business in the jurisdiction in which the Building is located and approved by Landlord. Said insurance shall be in minimum amounts approved by Landlord from time to time (as set forth in the Rules and Regulations as hereinafter defined), shall name Landlord and Landlord's mortgagee as additional insureds, as their interests may appear, and shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has waived its right of action against any party prior to the occurrence of a loss. Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Premises (but not its obligation to pay rent) a certificate or certificates evidencing such insurance. Each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of thirty (30) days after written notice of such proposed cancellation to Landlord.

         (e) INDEMNITY. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any cost, damage, claim, liability or expense (including attorney's fees) incurred by or claimed against Landlord, directly or indirectly, as a result of or in any way arising from Tenant's use and occupancy of the Premises or in any other manner which relates to the business of Tenant. The liability of Tenant to indemnify Landlord shall not extend to any matter against which Landlord shall be effectively protected by Tenant's insurance provided, however, that if any such liability exceeds the amount of effective and collectable insurance, said liability of Tenant shall apply to such excess. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for any loss or cost resulting from such failure.

         12.      SERVICES AND UTILITIES.

         (a) It is agreed that Landlord shall furnish air-conditioning during the seasons of the year when air-conditioning is required and heat during the seasons of the year when heat is required. It is further agreed that Landlord shall provide reasonably adequate electricity, water, exterior window cleaning service and char and janitorial service. The char and janitorial service shall be provided Monday through Friday only (except legal holidays) . Landlord shall provide elevator service by means of automatically operated elevators; provided, however, that Landlord shall have the right to remove elevators from service as the same shall be required for moving freight, or for servicing or maintaining the elevators and/or the Building. Landlord shall furnish all services and utilities required by this Lease only during the normal hours of operation of the Building, as set forth in the rules and regulations attached hereto as Exhibit C and made a part hereof (the "Rules and Regulations") unless otherwise specified herein. Landlord agrees to notify Tenant in writing of any changes to the Rules and Regulations at least ten (10) days before such changes take effect. It is also agreed that if Tenant requires air-conditioning or heat beyond the normal hours of operation set forth herein and provided arrangements are made with Landlord's representative, Landlord shall furnish such air-conditioning or heat and Tenant agrees to pay for the same with the next monthly installment of rent in accordance with the then-current schedule of costs and assessments therefor. It is understood and agreed that Landlord shall not be liable for failure, delay or suspension in furnishing any of the utilities or services required to be provided by Landlord caused by breakdown, maintenance, repairs, strikes, scarcity of labor or materials, acts of God or from any other cause whatsoever. Any such failure or inability to furnish the utilities or services required hereunder shall not be considered an eviction, actual or constructive, of Tenant from the Premises, and shall not entitle Tenant to terminate this Lease or to an abatement of any rent payable hereunder.

         (b)      Tenant shall have access to the demised premises twenty four
(24) hours per day, seven (7) days per week (subject however to the rules and regulations established from time to time by Landlord for the building). Access to the building entrance outside the building standard hours will be by means of a security card access system, guard system or other system or arrangement as established from time to time by Landlord. In addition to the foregoing, Landlord will provide Tenant with an elevator lock key for each floor leased and occupied by Tenant.

         13.      LIABILITY OF LANDLORD.

         (a) NO LIABILITY. Landlord shall not be liable to Tenant, its employees, agents, invitees, or guests for any damage, compensation or claim arising from the necessity of repairing any portion of the Premises or the Building, the interruption in the use of the Premises, accident or damage resulting from the use or operating (by Landlord, Tenant, or any other person or persons whatsoever) of elevators or heating, cooling, electrical or plumbing equipment or apparatus, or the termination of this Lease by reason of the destruction of the Premises, or from any fire, robbery, theft, mysterious disappearance and/or any other casualty, or from any leakage in any part or portion of the Premises or the Building, or from water, rain or snow that may leak into, or flow from, any part of the Premises or the Building, or from drains, pipes or plumbing work in the Building, or from any other cause whatsoever. Any goods, property or personal effects, stored or placed by Tenant in or about the Premises or Building shall be at the risk of Tenant, and Landlord shall not in any manner be held responsible therefor. If any employee or representative of Landlord receives any packages or articles delivered to Tenant, such employee shall be the agent of Tenant for such purposes and not of Landlord.

         (b) LIMITATION OF LIABILITY. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the Land and the Building of which the Premises form a part for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord for any default or breach by Landlord of any of its obligations under this Lease, subject, however, to the prior rights of any ground or underlying landlord or the holder of any mortgage covering the Building or of Landlord's interest therein. No other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim. This provision shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that Landlord's interest hereunder and in the Building shall be subject to impressment of an equitable lien otherwise. Nothing herein contained shall be construed to limit any right of injunction against Landlord, where appropriate.

         (c) FORCE MAJEURE. Landlord shall not be deemed in default with respect to the failure to perform any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if such failure is due in whole or in part to any strike, lockout, labor dispute (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, Acts of God, acts caused directly or indirectly by Tenant (or Tenant's agents, employees, guests or invitees), acts of other tenants or occupants of the Building or any other cause beyond the reasonable control of Landlord. In such event, the time for performance by Landlord shall be extended by an amount of time equal to the period of the delay so caused.

         14.      RULES AND REGULATIONS.

         Tenant, its employees, agents, invitees, and guests shall at all times abide by and observe the Rules and Regulations. In addition, Tenant, its employees, agents, invitees, and guests shall abide by and observe such other rules and regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building; provided, however, that the same are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such Rules and Regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees or guests. If there is any inconsistency between this Lease and the Rules and Regulations, this Lease shall govern.

         15.      DAMAGE; CONDEMNATION.

         (a) DAMAGE TO THE PREMISES. If the Premises or the Building are destroyed or damaged by fire, earthquake or other casualty to the extent that they are untenantable in whole or in part, then Landlord shall proceed with reasonable diligence to rebuild and restore the Premises or such part thereof as may be destroyed or damaged; provided (i) Landlord has received the insurance proceeds payable on account of such damage or destruction (which insurance proceeds Landlord shall attempt to collect with reasonable diligence), (ii) such damage or destruction is not caused by Tenant or its agents or employees, (iii) the period for electing to terminate this Lease as provided below in this Paragraph 15(a) has passed and this Lease has not been terminated, and (iv) Landlord shall not be responsible for Tenant's trade fixtures, furnishings, furniture, equipment or personal property. Such rebuilding and restoration shall be at Landlord's expense if such damage is insured by Landlord or required hereunder to be insured by Landlord and at Tenant's expense if such damage is caused by Tenant, its employees, agents, invitees or guests and not required to be insured hereunder by Landlord. During the period of such rebuilding and restoration, unless the damage or destruction is caused by Tenant, its employees, agents, invitees or guests, the rent shall be abated in the same proportion as the Rentable Area in the portion of the Premises rendered untenantable shall bear to the total Rentable Area of the Premises. If such destruction or damage cannot reasonably be repaired within ninety (90) days, Landlord shall so notify Tenant within fifteen (15) days after Landlord is notified of the damage or destruction. In such event, Landlord may, within fifteen (15) days after such notice, terminate this Lease by written notice thereof to Tenant. If Landlord does not terminate the Lease during that fifteen
(15) day period, this Lease shall remain in effect and Landlord shall diligently proceed to repair or reconstruct the Premises and rent shall abate subject to and in accordance with the preceding provisions of this Paragraph 15(a).

         (b) CONDEMNATION. If the whole or a substantial part of the Premises (or use or occupancy of the Premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such taking), then the terms of this Lease shall cease and terminate and the rent shall be abated on the earlier of (i) the date when such title vests in such governmental or quasi-governmental authority, or (ii) the date when Tenant may no longer occupy the Premises. If less than a substantial part of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the rent shall be equitably adjusted (on the basis of the Rentable Area available to Tenant in the Premises before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) and hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat of such taking or condemnation) for the value of any expired or unexpired portion of the Term. Tenant may, if allowed by statue, seek such awards or damages for moving expenses, loss of profits and fixtures and other equipment installed by it (if any) which do not, under the terms of this Lease, become the property of Landlord at the termination hereof. Such awards or damages must be made by a condemnation court or other authority and must be separate and distinct from any award to Landlord for the Land and Building and shall not diminish any award of Landlord. For purposes of this Paragraph 15(b), a substantial part of the Premises shall be considered to have been taken if more than twenty-five percent (25%) of the Premises are unusable by Tenant as a direct result of such taking.

         16.      DEFAULT OF TENANT.

         (a) EVENTS OF DEFAULT. If Tenant shall (i) fail to pay any monthly installment of rent (as required by Article 3 hereof) or shall fail to timely make any other payment required by the terms and provisions hereof (although no legal or formal demand has been made therefor) and such failure shall continue for five (5) days after written notice thereof to Tenant, or (ii) violate or fail to perform any of the other terms, conditions, covenants or agreements herein made by Tenant, and such violation or failure shall continue for a period of five (5) days after written notice thereof to Tenant by Landlord, or (iii) abandon or vacate the Premises, or (iv) make or consent to an assignment for the benefit of creditors or a common law composition of creditors, or a receiver of Tenant's assets is appointed, or Tenant files a voluntary petition in a bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant and not discharged by Tenant within sixty (60) days, or Tenant is adjudicated a bankrupt, or (v) Tenant admits in writing its inability to pay its debts when due or that it is insolvent, then, and in any of said events, this Lease shall, at the option of Landlord, cease and terminate and the provisions of this Paragraph 16(a) shall automatically operate as a notice to quit, any notice to quit, or of Landlord's intention to re-enter, being hereby expressly waived and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the jurisdiction in which the Building is located or by such other proceeding, including re-entry and possession, as may be applicable. In the event any such failure to pay rent or other default on the part of Tenant occurs more than one
(1) time in any consecutive twelve (12) month period, Landlord shall not be required during the remainder of the Term to send written notice before proceeding with its remedies under this Article 16. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Should this Lease be terminated before the Expiration Date by reason of Tenant's default, or should Tenant abandon or vacate the Premises before the Expiration Date or sooner termination of the Term, Landlord may elect (i) to accelerate the rent due hereunder to the end of the Term, (ii) to recover possession of the Premises, by force, summary proceedings, or otherwise, or (iii) to relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances, and Tenant shall be liable for all damages sustained by Landlord including, without limitation, deficiency in rent, reasonable attorney's fees, brokerage fees, and expenses of placing the Premises in commercially reasonable rentable condition. At Landlord's option, any damage or loss of rent sustained by Landlord may be recovered by Landlord at the time of Tenant's default, or at the time of reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or may be deferred until cause of action shall not be deemed to have accrued until the Expiration Date. The provisions contained in this Paragraph 16(a) shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired Term.

         (b) WAIVER. If, under the provisions hereof, Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance or a surrender of the Lease.

         (c) RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at The Riggs National Bank of Washington, D.C., from the date paid by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

         (d) LATE PAYMENT. If Tenant fails to pay an installment of rent or any other sum due and payable to Landlord on or before the fifth day of the calendar month when such installment becomes due and payable, Tenant shall pay to Landlord a late charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to the greater of one hundred dollars ($100.00) or five percent (5%) of the amount of such installment and, in addition, such unpaid installment shall bear interest at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at The Riggs National Bank of Washington, D.C. (or if such prime rate is not available, a replacement rate designated by Landlord) from the date such installment became due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent.

         (e) LIEN ON PERSONAL PROPERTY. Landlord shall have a lien upon all personal property of Tenant moved into the Premises, as and for security for the rent and other obligations of Tenant herein provided. In order to perfect and enforce said lien, Landlord may at any time after default in the payment of rent or default of other obligations, seize and take possession of any and all personal property belonging to Tenant which may be found in and upon the Premises. If Tenant fails to redeem the personal property so seized, by payment of whatever sum may be due Landlord under and by virtue of the provisions of this Lease, Landlord shall have the right, after twenty (20) days written notice to Tenant of its intention to do so, to sell such personal property so seized at public or private sale and upon such terms and conditions as may appear advantageous to Landlord, and after the payment of all proper charges incident to such sale, apply the proceeds thereof to the payment of any balance due to Landlord on account of rent or other obligations of Tenant pursuant to this Lease. In the event there shall then remain in the hands of Landlord any balance realized from the sale of said personal property, the same shall be paid over to Tenant. The exercise of the foregoing remedy by Landlord shall not relieve or discharge Tenant from any deficiency owed to Landlord which Landlord has the right to enforce pursuant to any other provisions of this Lease.

         17.      SUBORDINATION.

         This Lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Provided, however, that notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale; and Tenant covenants and agrees that it shall, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination this Lease to the lien of said deed of trust. At the option of any landlord under any ground or underlying lease to which the Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of Tenant hereunder and Tenant covenants and agrees to attorn to such landlord or to any successor to Landlord's interest in such ground or underlying lease, and, in that event, this Lease shall continue as a direct lease between Tenant and such landlord or its successor; and, in any case, such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any rent for more than one (1) month in advance, so that rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made; and provided, further, not be bound by this Lease or any amendment or modification of this Lease unless prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor by Tenant.

         18.      LENDER REQUIREMENTS.

         In the event that any lender providing construction or permanent financing or any refinancing for the Building requires, as a condition of such financing, that modification to this Lease be obtained, and provided that such modifications (i) are reasonable; (ii) do not adversely affect in a material manner Tenant's use of the Premises as herein permitted; and (iii) do not increase the rent and other sums to be paid by the Tenant hereunder, Landlord may submit to Tenant a written amendment to this Lease incorporating such required written changes, and Tenant hereby covenants and agrees to execute, acknowledge and deliver such amendment to Landlord within ten (10) days of Tenant's receipt thereof.

         19.      FINANCIAL INFORMATION.

         In connection with the sale or the financing or refinancing of the Building, Landlord may require current financial information from tenants in the Building. In this regard, Tenant agrees, at any time and from time to time, upon not less than ten (10) days prior written notice by Landlord to execute, acknowledge and deliver to Landlord in writing (i) a current and audited financial statement documenting Tenant's present financial condition, (ii) a statement of all current claims and/or litigation pending against Tenant, and
(iii) a statement of all present liens placed upon Tenant's property in the Premises. Landlord agrees to treat all information furnished to Landlord as confidential and to make it available only to a bona fide purchaser or lender conducting a financial analysis of the Building precedent to such sale, financing or refinancing, which purchaser or lender shall also agree to maintain such information in a confidential manner.

         20.      POSSESSION; HOLDING OVER.

         (a) POSSESSION. It is understood and agreed that in the event Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any resulting loss or damage. In such event the Commencement Date shall be extended to the first day of the calendar month following the earlier of either (a) Tenant has occupied the Premises or
(b) Landlord has delivered possession of the Premises to Tenant and the Expiration Date shall be correspondingly extended, both as set forth in Article
2. Any such extensions shall be subject to the terms and conditions set forth in
Article 2. For that period of the partial month prior to the Commencement Date, if any, during which Tenant has received possession of the Premises from Landlord, Tenant covenants and agrees to pay to Landlord a daily rental equal to one thirtieth (1/30) of the monthly installment of Base Rent as specified in Item D(2) of the Basic Lease Provisions per day, without notice, deduction, set-off, abatement or demand, upon Landlord's tendering of possession of the Premises. All of the terms, covenants and provisions of this Lease shall be in full force and effect during any such early occupancy prior to the Commencement Date.

         (b) HOLDING OVER. In the event that Tenant shall not immediately surrender the Premises on the Expiration Date, Tenant shall, by virtue of the provisions hereof, become a tenant by the month at one and one half times the monthly rent including all additional rent in effect during the last month of the Term which said monthly tenancy shall commence with the first day after the Expiration Date. Tenant, as a monthly tenant, shall be subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) days written notice of its intention to quit the Premises, and Tenant shall be entitled to thirty (30) days written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived. Notwithstanding the foregoing, in the event that Tenant shall hold over after the Expiration Date, and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Term, then Landlord at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the jurisdiction in which the Building is located.

         21.      INTENTIONALLY OMITTED.

         22.      COVENANTS OF LANDLORD.

         (a) QUIET ENJOYMENT. Landlord represents, warrants and covenants that it has the right to make this Lease for the Term aforesaid, and that if Tenant shall pay the rent and perform all of the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the Term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord or otherwise, subject to the provisions of Paragraph 22(b) below.

         (b) RESERVATION. Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant): (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, corridors, elevators, stairs, toilets, or other public parts of the Building,
(ii) to erect, use and maintain pipes and conduits in and through the Premises, and (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building, subject to the provisions of Paragraph 22(a) above. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises.

         23.      HAZARDOUS MATERIAL; INDEMNITY.

         Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept, or used in or about the Land, the Building or the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Land, the Building or the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Land, the Building or the Premises caused or permitted by Tenant results in contamination of the Land, the Premises or the Building, or if contamination of the Land, the Premises or the Building by Hazardous Material otherwise occurs, for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Land, the Premises or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Land, the Premises or the Building, damages arising from any adverse impact on marketing of space on the Land or in the Premises or the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Land or the Building. Without limiting the foregoing, if the presence of any Hazardous Material on the Land, the Premises or the Building caused or permitted by Tenant results in any contamination of the Land, the Premises or the Building, Tenant shall promptly take all actions at its sole expense as are necessary to return the Land and/or the Premises and/or the Building to the condition existing prior to the introduction of any such Hazardous Material to the Land, the Premises and/or the Building; provided that Landlord's written approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Land, the Premises or the Building.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the District of Columbia or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance that is (i) defined as a "hazardous substance" under the laws of the District of Columbia,
(ii) petroleum, (iii) asbestos, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
Section 1321), (v) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), (vi) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), or (vii) defined as "regulated substance" pursuant to Subchapter IX, Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. Section 6991 et seq.

         24.      MISCELLANEOUS.

         (a) NO REPRESENTATION BY LANDLORD. Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promise with respect to the Premises or the Building except as herein expressly set forth, and no right, privilege, easement or license is acquired by Tenant except as herein expressly set forth. Tenant, by taking possession of the Premises, shall accept the same "as is", and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession, minor punch list items excepted.

         (b) NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

         (c) BROKERS. As part of the consideration for the granting of this Lease, Tenant expressly represents and warrants to Landlord that, in the negotiation of this Lease, Tenant dealt with no broker(s) other than as specified in Item G of the Basic Lease Provisions, and that said broker(s) are the only parties entitled to a commission or other compensation or consideration by Landlord for services rendered in connection with the genesis or procurement of this Lease. Tenant hereby indemnifies and holds harmless Landlord from and against any and all liability, claims, actions, damages, costs and expenses whatsoever, including reasonable attorney fees, arising from any claim or demand that may be made upon Landlord for payment of a commission or other compensation or consideration, including finder fee, in connection with any inaccuracy or alleged inaccuracy of the foregoing representation.

         (d) ESTOPPEL CERTIFICATE. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modification), (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, (iv) stating the address to which notices to Tenant should be sent, (v) stating the Commencement Date and Expiration Date of this Lease, and (vi) stating such other information as Landlord shall reasonably request. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of Landlord's interest in either, or any prospective assignee of any such mortgage.

         (e) WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counter claim brought by either of the parties hereto against the other in respect of any matter whatsoever arising out of or in any way connected with this Lease the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

         (f) NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or upon receipt by certified or registered mail, return receipt requested, first-class postage prepaid, (i) if to Landlord as specified in Item H(1) of the Basic Lease Provisions, (ii) if to Tenant as specified in Item H(2) of the Basic Lease Provisions, if prior to the Commencement Date and thereafter at the Premises, unless notice of a change of address is given pursuant to the provisions of this Paragraph 24(f).

         (g) INVALIDITY OF PARTICULAR PROVISIONS. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provisions to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provisions of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         (h) GENDER AND NUMBER. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

         (i) BENEFIT AND BURDEN. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors, and assigns. Landlord may freely and fully assign its interest hereunder.

         (j) ENTIRE AGREEMENT. This Lease, together with the Exhibits attached hereto, contains and embodies the entire agreement of the parties hereto, and no representation, inducement or agreement, oral or otherwise, between the parties not contained in this Lease and the Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

         (k) AUTHORITY. Landlord and Tenant hereby covenant each for itself, that each has full right, power and authority to enter into this Lease upon the terms and conditions set forth. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in the jurisdiction in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that each of the persons signing on behalf of the corporation was authorized to do so.

         (l) TRANSFER OF LANDLORD'S INTEREST. Landlord hereby reserves the right to sell, assign or transfer this Lease upon the condition that in such event this Lease shall remain in full force and effect, subject to the performance by Tenant of all the terms, covenants and conditions on its part to be performed. In the event that such purchaser, assignee or transferee agrees to perform all the terms, covenants and conditions of Landlord pursuant to this Lease which are to be performed by Landlord from and after the effective date of such sale, assignment or transfer then, upon any such sale, assignment or transfer, other than merely as security, Tenant agrees to look solely to the purchaser, assignee or transferee with respect to all matters in connection with this Lease and the transferor Landlord shall be released from any further obligations hereunder.

         (m)      INTENTIONALLY OMITTED.

         (n) ATTORNEY'S FEES. If as a result of any breach or default in the performance of any of the provisions of this Lease by Tenant, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all reasonable attorney's fees and expenses so incurred by Landlord, except if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, after rendering of a final, non-appealable judgment.

         (o) SURRENDER. At the termination of this Lease by lapse of time or otherwise, Tenant shall surrender possession of the Premises to Landlord, shall deliver all keys to the Premises and all locks therein to Landlord, shall make known to Landlord the combination of all combination locks in the Premises, and shall return the Premises and all equipment and fixtures of Landlord therein to Landlord in broom clean condition as when Tenant originally took possession, ordinary wear and tear excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the cost thereof to Landlord on demand.

         (p) TIME OF THE ESSENCE. Time is of the essence of each provision of this Lease.

         (q) GOVERNING LAW. This Lease is governed by the laws of the jurisdiction in which the Building is located.

         (r) EXAMINATION OF LEASE. Submission of this Lease to Tenant for examination or signature by Tenant shall not constitute reservation of or option to lease, and the same shall not be effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         25.      AUTOMOBILE PARKING.

                  (A) PARKING AREAS. Any areas of the Building which may be set aside by Landlord for the parking of automobiles may be used by Tenant and Tenant's visitors, invitees and licensees while engaged in business in the Demised Premises, for the parking of their automobiles, in common with like use by other lessees of space in the Building, but subject to any charges which Landlord may impose from time to time on such use. The use of said automobile parking areas by Tenant and Tenant's visitors, invitees and licensees shall be at their sole risk and expense, and in no event shall Landlord have any liability for damage to, theft or loss of property of the Tenant or of Tenant's employees, visitors, licensees or invitees suffered or sustained in or about said parking areas. Said parking areas (if any) shall be under the exclusive control of Landlord, who shall have the right to establish rules and regulations governing the use of said parking areas, and the right to change such rules and regulations from time to time, and the right to limit or terminate the right of Tenant, its visitors, invitees and licensees or any other parties to use such parking areas. Tenant agrees to keep, observe and comply with all such rules and regulations so established by Landlord, and will direct and require its employees, licensees, visitors and invitees to comply therewith. No employee of Landlord is authorized to accept possession of any vehicle from the Tenant or from Tenant's employees, licensees, visitors or invitees, nor to accept custody of any articles from Tenant.

                  (B) TENANT'S PARKING CONTRACTS. Subject to the terms and conditions hereinafter set forth in this Paragraph (B), Tenant may execute with Landlord or its designee, parking contracts in the Building garage, at the ratio of one (1) contract for each 1,000 rentable square feet of area demised hereunder, at locations to be designated from time to time by Landlord, for parking of automobiles of Tenant's executives and personnel, such contracts to be upon the monthly rental and upon the terms and conditions, rules and regulations prevailing and imposed from time to time by Landlord or its designees. The terms of such garage contracts shall be as set forth therein. In addition, Tenant will execute and deliver promptly upon Landlord's request any future garage contracts which Landlord may require from time to time, covering the spaces to be leased under this Paragraph 25(B).

                  (C) TERMINATION OF PARKING RIGHTS. Upon expiration or any termination of any such garage contracts, the Tenant will cause all of its automobiles and those of its executives and personnel (or such automobiles to which the terminated, and not renewed, garage contract has ceased, as the case may be) to be immediately removed from the garage. If this Lease is terminated or expires, then in any such event all parking contracts of Tenant for parking shall thereupon also terminate.

         26. EXPANSION SPACE. (A) Provided Tenant is not then in default hereunder, after the expiration of any applicable notice and cure period, Tenant shall have the right to lease all (but not less than all) of the ninth (9th) floor of the building (the "Expansion Space") by notifying Landlord in writing of such election at any time during the first twelve (12) months of the initial lease term, whereupon the parties shall promptly execute an amendment to this Lease adding the Expansion Space to the premises. Except as hereinafter set forth, all of the provisions of this Lease shall be applicable to the Expansion Space, including the expiration date, it being understood that the basic annual rent therefor shall be upon the same rental rate per square foot as the remainder of the premises and that Tenant's Proportionate Share shall be increased to account for the additional square footage contained in the applicable Expansion Space. In addition to the foregoing, Landlord shall build out the Expansion Space in substantially the same manner as the original premises was built out by Landlord, such build out to be "turnkey" with Tenant entitled to a rent credit or payment from Landlord to the extent such build out (including soft costs) does not cost Landlord $18.00 per rentable square foot. The Expansion Space shall be delivered to Tenant within approximately sixty (60) days after Landlord receives Tenant's written election to lease such space, subject to Landlord's recovery of possession of such space from the current occupant.

         (B) Provided Tenant is not then in default hereunder, after the expiration of any applicable notice and cure period, Tenant shall have the right to lease all (but not less than all) of the fourth (4th) floor of the building (the "Fourth Floor Expansion Space") by notifying Landlord in writing of such election at any time during the first twelve (12) months of the initial lease term, whereupon the parties shall promptly execute an amendment to this Lease adding the Fourth Floor Expansion Space to the premises. Except as hereinafter set forth, all of the provisions of this Lease shall be applicable to the Fourth Floor Expansion Space, including the expiration date, it being understood that the basic annual rent therefor shall be upon the same rental rate per square foot as the remainder of the premises and that Tenant's Proportionate Share shall be increased to account for the additional square footage contained in the applicable Fourth Floor Expansion Space. In addition to the foregoing, Landlord shall build out the Fourth Floor Expansion Space in substantially the same manner as the original premises was built out by Landlord, such build out to be "turnkey" with Tenant entitled to a rent credit or payment from Landlord to the extent such build out (including soft costs payable to unrelated third parties other than interest) does not exceed a cost to Landlord of more than $18.00 per rentable square foot above a shell, if so requested by Tenant does not cost Landlord $18.00 per rentable square foot. The Fourth Floor Expansion Space shall be delivered to Tenant within approximately sixty (60) days after Landlord receives Tenant's written election to lease such space, subject to Landlord's recovery of possession of such space from the current occupant whose lease does not expire until the end of June, 2000.

         27. RIGHT OF OFFERING. Provided Tenant is not then in default under this Lease, after notice to Tenant and expiration of the applicable cure period, and subject to any preexisting rights of other tenants to such space, Tenant shall have the right of offering to lease from Landlord any space in the Building which becomes available for lease during the initial term hereof (the "Offering Space"). If during such time, any such space becomes available for lease, Landlord shall notify Tenant in writing of the market terms and conditions upon which Landlord will lease same to Tenant (the "Offering Notice"). Any Offering Space offered to Tenant shall be offered in "as is" condition. Tenant shall have fifteen (15) business days after receipt of the Offering Notice to accept the terms contained therein and then Tenant must execute and return to Landlord an amendment to this Lease reasonably acceptable to Tenant incorporating herein said space within fifteen (15) days after delivery of said amendment from Landlord to Tenant. Failure of Tenant to exercise its rights to such space within the first fifteen (15) business day period shall render this entire paragraph thereafter forever void and of no further force or effect.

         28. SATELLITE. Subject to the provisions hereof and provided same is performed in accordance with all applicable local, state and/or federal laws, rules or regulations without requesting a waiver or variance thereof (or if a waiver or variance is required, same is procured by Tenant at Tenant's sole cost and expense), Tenant shall have the non-exclusive right to install or have installed, at Tenant's sole cost and expense, on the roof of the Building, satellite dishes (the "Equipment"), the number, size, style, location and installation of which all being subject to the prior written approval of the Landlord. Upon Tenant electing to install any such equipment, Landlord shall provide to Tenant the form of satellite license agreement required by Landlord for any use of the roof of the Building. Tenant agrees to submit to Landlord, for Landlord's review and approval, prior to installation, detailed specifications and shop drawings concerning the Equipment and the installation thereof as well as final plans therefore. Landlord reserves the right, in its sole and absolute discretion, to specify reasonable installation procedures which Tenant must follow in order to (i) preserve and protect the integrity of the structure of the Building as well as the building components, and (ii) not void any warranties provided to Landlord for the roof or any building components, notwithstanding the cost or inconvenience to Tenant. Landlord agrees to take into consideration, in its review process, any warranties procured by Tenant for the Equipment as well as the operational requirements of the Equipment. Tenant agrees to install the Equipment in compliance with all applicable laws (including, but not limited to, providing appropriate screening if so required). Tenant's installation, maintenance and removal of the Equipment shall be done free of liens on any of Landlord's property and without any damage to any property of Landlord or others. Tenant agrees to pay all costs and expenses of installation, maintenance and removal of Equipment. Tenant agrees to pay any increase in premiums for Landlord's insurance that may be charged to Landlord resulting from the installation and maintenance of the Equipment on the Building. Notwithstanding the preceding sentence, upon Tenant's notification to Landlord of its intention to install or have installed, Landlord shall notify Tenant of any increase in premiums for Landlord's insurance resulting therefrom. Tenant will indemnify, defend and hold harmless Landlord from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury and/or damage to property to the extent arising from or out of any occurrence within, at, or as a result of the Equipment, or the installation, use, maintenance or removal by Tenant of the Equipment, or occasioned wholly or in part by any act or omissions of Tenant, its agents, employees or contractors in connection with the installation or use of the Equipment.

         29. CANCELLATION BY TENANT. Provided that Tenant is not in default under this Lease in any respect, it is agreed that (subject to the conditions contained in this paragraph) Tenant shall have the right (the "Cancel Right") to terminate this Lease with respect to all (but not less than all) space in the building leased to it hereunder, upon the following terms and conditions:

                  (i) Tenant shall have the right to terminate this Lease only after the thirty-sixth (36th) month of the term of this Lease. The Cancel Right shall be exercisable by Tenant only by written notice of such exercise delivered to Landlord at least six (6) months prior to the effective termination date selected by Tenant (which date shall not be before the forty-second (42nd) month of the term of this Lease. The written notice must also be accompanied by a sum equal to the unamortized costs of Landlord's improvements and commissions paid for this Lease (such sum being hereinafter referred to as the "Cancel Payment") said amount to be provided to Tenant in writing within ninety (90) days after Tenant commences occupancy of the Premises (plus any additional amounts paid by Landlord for expansion space leased by Tenant under the terms of this Lease). If Tenant exercises the Cancel Right but fails to deliver the Cancel Payment as required or is thereafter in default or subject to an event of bankruptcy and Landlord terminates this Lease as a result of such event, then the Cancel Right shall be void and instead Landlord's rights and remedies and Tenant's obligations which pertain to such termination by Landlord shall prevail and apply.

                  (ii) If Tenant exercises the Cancel Right and timely tenders the Cancel Payment, Tenant shall nevertheless continue to pay Landlord all rentals, rental increases, pass throughs and other sums payable under this Lease and perform all of Tenant's other covenants and obligations hereunder through and including the later to occur of (x) the effective cancellation date or (y) such later date, if any, when Tenant has surrendered to Landlord exclusive possession of all space in the building leased by Tenant under this Lease. If Tenant exercises the Cancel Right, then (i) Tenant shall surrender to Landlord exclusive possession of all space in the building leased by Tenant under this Lease, broom clean and in good condition and repair (reasonable wear and tear excepted) and in the condition called for in this Lease for such surrender, free of subleases and occupants, with all of Tenant's and its sublessee's personal property removed therefrom. The failure of Tenant to vacate and surrender possession on the effective termination date shall not create any tenancy for Tenant thereafter and Tenant shall be deemed a tenant at sufferance, subject to eviction at any time, with or without legal process.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on the day and year first hereinabove written.

ATTEST:                                     LANDLORD:
(Seal)                                      666 11TH STREET ASSOCIATES


By: ___________________________             By:______________________________
Name:_________________________              Name:____________________________
Its:____________________________            Its: ______________________________

ATTEST:                                     TENANT:
(Seal)                                      Netivation.com, Inc.


By: ___________________________             By:______________________________

Name:_________________________              Name:____________________________

Its:____________________________            Its: ______________________________

                                    EXHIBIT C

                              RULES AND REGULATIONS

1. Neither the whole nor any part of the sidewalks, plaza areas, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls of the Building shall be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises of such tenant.

2. No awning or other projections shall be attached to the outside walls or windows of the Building. No curtain, blind, shade, or screen (other than those furnished by Landlord as Building Standard) shall be attached to, hung in, or used in connection with any window or door of the premises of any tenant.

3. No showcase of other article shall be put in front of or affixed to any part of the exterior of the Building nor placed in the halls, corridors, vestibules, or other public parts of the Building.

4. The sinks and toilets and other plumbing fixtures in the Building shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances (including, without limitation, coffee grounds) shall be thrown therein. All damages, resulting from misuse of the fixtures, shall be borne by the tenant who, or whose employees, agents, guests, invitees, or licensees, shall have caused the same.

5. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible, or explosive fluid, material, chemical, or substance in or about its premises.

6. No tenant shall mark, paint, drill into, or in any way deface any part of the Building or its premises. No boring, cutting, or stringing of wires shall be permitted.

7. No cooking shall be done or permitted in the Building by any office tenant. No tenant shall cause or permit any unusual of objectionable odors to emanate from its premises.

8. Neither the whole nor any part of the premises of any tenant shall be used for manufacturing, for the storage of merchandise, or for the sale or auction of merchandise, goods, or property.

9. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings whether by the use of any musical instrument, radio, television, or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out any door, window, or skylight or down any passageway.

10. No additional lock or bolt of any kind shall be placed upon any door, or window in the premises of any tenant, nor shall any change be made in locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys to offices and toilet rooms either furnished to, or otherwise procured by, such tenant; and in the event of the loss of any keys, such tenant shall pay Landlord the reasonable cost of replacement keys.

11. The normal hours of operation of the Building shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, with HVAC service provided to the Building during the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m., Saturday; customary legal holidays excluded. Tenants shall have access to the Building 24 hours per day, 365 days per year.

12. No tenant shall use or occupy, or permit any portion of its premises to be used or occupied, as an employment bureau, or pay any employees in the Building, except those actually working for such tenant in the Building, nor advertise for laborers, giving the address of the Building.

13. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a location for offices; and upon notice from Landlord, such tenant shall refrain from or discontinue such advertising.

14. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants.

15. Each tenant, before closing and leaving its premises at any time, shall see that all entrance doors are locked and that all electrical appliances are turned off.

16. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

17. The requirements of tenants will be attended to only upon application at the office of Landlord or Landlord's Property Manager. Building employees or employees of Landlord's Property Manager shall not be required to perform, and shall not be requested by any tenant to perform, any work outside of their regular duties, unless under specific instructions from the office of Landlord or Landlord's Property Manager.

18. Canvassing, soliciting, and peddling in the Building are prohibited, and each tenant shall cooperate in seeking their prevention.

19. There shall not be used in the Building either by tenants or by their agents or contractors, in the delivery or receipt of merchandise, freight of other matter, any hand trucks or other means of conveyance, except those equipped with rubber tires, rubber side guards, and such other safeguards as Landlord may require.

20. No animals of any kind except working dogs shall be brought into or kept about the Building by tenants.

21. No tenant shall place, or permit to be placed, on any part of the floor or floors of its premises a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law.

22. No vending machines shall be permitted to be placed or installed in any part of the Building by any tenant. Landlord reserves the right to place or install vending machines in any of the common areas of the Building.

23. No plumbing or electrical fixtures shall be installed by tenants without the prior written consent of Landlord.

24. Bicycles, motorcycles, or any other types of vehicles shall not be brought into the lobby or elevators of the Building or into the premises of any tenant.

25. Tenant will refer all contractors, contractor's representatives, and installation technicians, rendering any services on or to the premises for any tenant, to Landlord for Landlord's approval and supervision before performance on any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments, and any installation of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Building. Such approval, if given, shall in no way make Landlord a party to any contract between such tenant and any such contractor, and Landlord shall have no liability therefor.

26. For the protection of Tenant and Landlord, as their interests may appear, Tenant hereby agrees at its own expense, to maintain in full force and effect at all times during the Term of this Lease, policies of insurance, issued by a responsible carrier or carriers acceptable to Landlord, which afford the following coverages:

Workmen's Compensation              Statutory.
Employer's Liability                Not less than $100,000

Comprehensive General Liability Insurance Not less than $1,000,000 including Blanket Contractual Liability, combined single limit for Broad Form Property Damage, Personal both bodily injury and Injury, Completed Operations, Products property damage Liability, Fire Damage

27. Smoking will be strictly prohibited in the Building's common public areas, including but not limited to the lobby, hallways, stairwells, restrooms as well as the front entrance to the Building. This policy applies to all tenants, employees, clients, contractors and visitors. Tenants shall only allow smoking within their demised premises pursuant to all applicable District of Columbia smoking regulations.

28. Landlord reserves the right, at any time and from time to time, to rescind, alter, or waive, in whole or in part, or add to any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgment, for its best interest or for the best interests of the tenants.

29. Violations of these Rules and Regulations, or any amendments thereof or additions thereto, may be considered a default of this Lease and shall be sufficient cause for termination of this Lease at the option of Landlord.

                                    EXHIBIT A

                                DEMISED PREMISES

                                    EXHIBIT B

                                   WORKLETTER

Landlord shall, at Landlord's sole cost and expense, build out the premises in accordance with Tenant's plan, such plan being subject to Landlord's review and approval. As part of such process, Tenant shall engage the engineers for this work above shell and Landlord shall pay such cost as part of the build out cost for the space. Landlord will also demolish the premises at Landlord's sole cost and expense. Landlord and Tenant acknowledge and agree that in the event Landlord's cost to build out the premises (including soft costs) is less than $18.00 per rentable square foot, Landlord shall provide the difference between the cost and $18.00 per foot to Tenant by either providing a moving allowance in such amount. It is understood and agreed that Landlord shall perform the construction in the premises without obtaining a permit therefore and Landlord shall indemnify and hold Tenant harmless from any loss, cost, damage or expense resulting from Landlord's failure to obtain a permit for such work.